UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☑	Definitive Additional Materials.
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Nuveen New York Dividend Advantage Municipal Fund (NAN)

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

NUVEEN CLOSED-END FUNDS
Nuveen New York Dividend Advantage Municipal Fund
SUPPLEMENT DATED MARCH 5, 2010
TO PROXY STATEMENT DATED MARCH 1, 2010
     The table disclosing the number of shares issued and outstanding of the funds, beginning on the bottom of page 4 of the proxy statement, is hereby amended to state the following with respect to the Nuveen New York Dividend Advantage Municipal Fund:
     Those persons who were shareholders of record as at the close of business on Monday, February 8, 2010 will be entitled to one vote for each share held and a proportionate fractional vote for each fractional vote held. As of February 8, 2010, the shares of the Funds were issued and outstanding as follows:

		Common
Fund	Ticker Symbol	Shares	Preferred Shares

New York Dividend	NAN	9,265,330	Series F	876
			Series MTP	3,000,000

	1.	3 EASY WAYS TO VOTE YOUR PROXY Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and follow the recorded instructions.
Nuveen Investments • 333 West Wacker Dr. • Chicago IL 60606 www.nuveen.com 999 999 999 999 99	2. 3.	On the Internet at www.proxyweb.com, and follow the simple instructions. Sign, Date and Return this proxy card using the enclosed postage-paid envelope.

FUND NAME PRINTS HERE COMMON SHARES		THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND FOR AN ANNUAL MEETING OF SHAREHOLDERS, APRIL 6, 2010
The Annual Meeting of shareholders will be held Tuesday, April 6, 2010 at 10:00 a.m. Central time, in the 31st Floor Conference Room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on April 6, 2010, or any adjournment or adjournments thereof.
WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT (888) 221-0697 OR OVER THE INTERNET (www.proxyweb.com).

¯	Date:

SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON LEFT. (Please sign in Box.)

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

¯	¯	NAN-NXK-NKO-NRK

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
Properly executed proxies will be voted as specified. If no specification is made, such shares will be voted “FOR” each proposal.

¯	Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
	PLEASE DO NOT USE FINE POINT PENS.	¯

1(a)	Election of Board Members: Class I: (01) Judith M. Stockdale (02) Carole E. Stone	FOR NOMINEES listed at left (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed at left

		☐	☐

	(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line provided above.)	FOR	AGAINST	ABSTAIN

4.	To transact such other business as may properly come before the Annual Meeting.
PLEASE SIGN ON REVERSE SIDE

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	1.	3 EASY WAYS TO VOTE YOUR PROXY Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and follow the recorded instructions.
Nuveen Investments • 333 West Wacker Dr. • Chicago IL 60606 www.nuveen.com 999 999 999 999 99	2. 3.	On the Internet at www.proxyweb.com, and follow the simple instructions. Sign, Date and Return this proxy card using the enclosed postage-paid envelope.

FUND NAME PRINTS HERE PREFERRED SHARES		THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND FOR AN ANNUAL MEETING OF SHAREHOLDERS, APRIL 6, 2010
The Annual Meeting of shareholders will be held Tuesday, April 6, 2010 at 10:00 a.m. Central time, in the 31st Floor Conference Room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on April 6, 2010, or any adjournment or adjournments thereof.
WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT (888) 221-0697 OR OVER THE INTERNET (www.proxyweb.com).

¯	Date:

SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON LEFT. (Please sign in Box.)

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

¯	¯	NAN-NXK-NKO-NRK

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
Properly executed proxies will be voted as specified. If no specification is made, such shares will be voted “FOR” each proposal.

¯	Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
	PLEASE DO NOT USE FINE POINT PENS.	¯

1(a)	Election of Board Members: Class I: (01) Judith M. Stockdale (02) Carole E. Stone	Preferred Shares Only: (03) William C. Hunter (04) William J. Schneider	FOR NOMINEES listed at left (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed at left

			☐	☐
	(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line provided above.)		FOR	AGAINST	ABSTAIN

4.	To transact such other business as may properly come before the Annual Meeting.

PLEASE SIGN ON REVERSE SIDE

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